SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) October 11, 2005
                                                       (October 10, 2005)


                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                    1-5742                23-1614034
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 (State or Other Jurisdiction      (Commission            (IRS Employer
     of Incorporation)             File Number)         Identification No.)


     30 Hunter Lane, Camp Hill, Pennsylvania                      17011
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     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (717) 761-2633
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                                      None
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(c)

On October 10, 2005, we announced that James P. Mastrian has been promoted to Chief Operating Officer.

In his new position, Mr. Mastrian, 63, formerly Senior Executive Vice President, Marketing, Logistics and Pharmacy Services, will have overall responsibility for all store operations, category management, marketing, merchandising, supply chain, pharmacy services and the company's new pharmacy benefit management company. He will continue to report to Mary Sammons, Rite Aid President and CEO.

Mr. Mastrian, a pharmacist with 40 years of experience in the retail drugstore industry, joined Rite Aid in 1998 as Executive Vice President of Category Management and was promoted to Executive Vice President of Marketing in 1999 and to Senior Executive Vice President in 2000. Prior to Rite Aid, Mr. Mastrian was Senior Executive Vice President of Merchandising and Marketing for Office Max. From 1990 to 1997 he held positions of increasing responsibility with Revco D.S., a chain of retail drugstores based in the Midwest, rising to Executive Vice President of Marketing. He also held senior management positions at Gray Drug Fair Stores and People's Drug Stores, Inc.

Item 8.01.  Other Events

On October 10, 2005, we announced that James P. Mastrian has been promoted to Chief Operating Officer. We also announced the promotions of Mark Panzer to Senior Executive Vice President and Chief Marketing Officer and Mark de Bruin to Executive Vice President, Pharmacy. Both will report to Mr. Mastrian. All three promotions are effective immediately.

On October 10, 2005, we issued a press release announcing the above changes. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release dated On October 10, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RITE AID CORPORATION


Dated: October 11, 2005                    By: /s/ Robert B. Sari
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                                           Name:  Robert B. Sari
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

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                                 EXHIBIT INDEX

Exhibit No.     Description

99.1            Press Release dated October 10, 2005.